------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 1, 1999

                        METRO INFORMATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        VIRGINIA                     000-22035                              54-1112301
(State of incorporation)       (Commission File No.)         (I.R.S. Employer Identification Number)

POST OFFICE BOX 8888, VIRGINIA BEACH, VIRGINIA                    23450
(Address of principal executive office)                         (Zip Code)

                                 (757) 486-1900
              (Registrant's telephone number, including area code)

------------------------------------------------------------------------------

This Report on Form 8-K/A amends and restates Item 7 of the Registrant's Report on 8-K dated February 1, 1999 and filed on February 16, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:

                       Audited Combined Financial Statements of The
                       Professionals -Computer Management & Consulting, Inc. and Krystal Solutions, Inc. for the year ended December 31, 1998.

         (b)      Pro forma financial information:

                       Unaudited Pro Forma Condensed Consolidated Financial Statements of Metro Information Services, Inc. and Subsidiaries for the year ended December 31, 1998.

         (c)      Exhibits required by Item 601 of Regulation S-K:

                        (i)     2     Asset Purchase Agreement, dated as of
                                      February 1, 1999, by and among The
                                      Professionals - Computer Management &
                                      Consulting, Inc. and Krystal Solutions,
                                      Inc. and Theodore Schindler and Cathy
                                      Schindler and The Schindler Family 1996
                                      Trust and Metro Information Services,
                                      Inc. and Metro Information Services of
                                      Orange County, Inc.*

                        (ii)   99     Press release of Metro Information
                                      Services, Inc., dated February 1, 1999.*

         * Previously filed as an exhibit to the Registrant's Report on Form 8-K dated February 1, 1999 and filed on February 16, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Metro Information Services, Inc.

Date Signed:  APRIL 16, 1999                By       /s/ Robert J. Eveleigh
            ------------------                 ---------------------------------
                                                         Robert J. Eveleigh
                                                    PRINCIPAL FINANCIAL OFFICER

                          INDEX TO FINANCIAL STATEMENTS

                                                                                                             PAGE
                                                                                                             ----
Audited Combined Financial Statements of The Professonals - Computer Management
    & Consulting, Inc. and Krystal Solutions, Inc.:

    Independent Auditors' Report .......................................................................      1

    Combined Financial Statements:

       Combined Balance Sheet as of December 31, 1998...................................................      2

       Combined Statement of Income and Changes in Retained Earnings
          for the year ended December 31, 1998..........................................................      3

       Combined Statement of Cash Flows for the year ended December 31, 1998............................      4

       Notes to Combined Financial Statements...........................................................      5


Unaudited Pro Forma Condensed Consolidated Financial Statements of Metro Information
    Services, Inc. and Subsidiaries:

    Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements.....................      9

    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1998....................     10

    Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet...................................     11

    Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended
       December 31, 1998................................................................................     13

    Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.............................     14

                          INDEPENDENT AUDITORS' REPORT



Boards of Directors and Stockholders
The Professionals - Computer Management & Consulting, Inc.
Krystal Solutions, Inc.:

We have audited the accompanying combined balance sheet of The Professionals - Computer Management & Consulting, Inc. and Krystal Solutions, Inc. (collectively referred to as the "Company") as of December 31, 1998 and the related combined statements of income and changes in retained earnings and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Professionals - Computer Management & Consulting, Inc. and Krystal Solutions, Inc. as of December 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                   /s/ KPMG LLP

Norfolk, Virginia
March 19, 1999

         THE PROFESSIONALS - COMPUTER MANAGEMENT & CONSULTING, INC. AND
                             KRYSTAL SOLUTIONS, INC.

                             Combined Balance Sheet

                                December 31, 1998


                                     ASSETS
Current assets:
     Cash and cash equivalents                                                                             $    278,287
     Accounts receivable                                                                                      7,140,133
     Prepaid expenses and other current assets (note 5)                                                          31,041
                                                                                                            -----------
            Total current assets                                                                              7,449,461

Property and equipment, net (note 2)                                                                             23,559
Other assets                                                                                                      8,954
                                                                                                            -----------
            Total assets                                                                                   $  7,481,974
                                                                                                            -----------
                                                                                                            -----------
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Line of credit (note 3)                                                                               $    645,000
     Accounts payable                                                                                           382,965
     Accrued expenses                                                                                           358,555
     Notes payable to stockholders (note 5)                                                                     405,000
                                                                                                            -----------
            Total current liabilities                                                                         1,791,520

Deferred income taxes (note 4)                                                                                1,430,600
                                                                                                            -----------
            Total liabilities                                                                                 3,222,120
                                                                                                            -----------
Stockholders' equity:
     Common stock - The Professionals - Computer Management & Consulting, Inc.;
         no par value; 100,000 shares authorized;
         40,000 shares issued and outstanding                                                                       400
     Common stock - Krystal Solutions, Inc.; no par value; 100,000 shares authorized;
         5,100 shares issued and outstanding                                                                      6,550
     Retained earnings                                                                                        4,252,904
                                                                                                            -----------
            Total stockholders' equity                                                                        4,259,854

Commitments and subsequent events (notes 3, 5, 6, 7 and 8)
                                                                                                            -----------
            Total liabilities and stockholders' equity                                                     $  7,481,974
                                                                                                            -----------
                                                                                                            -----------

See accompanying notes to combined financial statements.

         THE PROFESSIONALS - COMPUTER MANAGEMENT & CONSULTING, INC. AND
                             KRYSTAL SOLUTIONS, INC.

          Combined Statement of Income and Changes in Retained Earnings

                          Year ended December 31, 1998


Revenue                                                                                             $       21,856,402

Cost of revenue                                                                                             16,842,269
                                                                                                     -----------------
     Gross profit                                                                                            5,014,133
                                                                                                     -----------------
Selling, general and administrative expenses                                                                 4,059,616
Depreciation                                                                                                    11,978
                                                                                                     -----------------
     Total operating expenses                                                                                4,071,594
                                                                                                     -----------------
         Operating income                                                                                      942,539
                                                                                                     -----------------
Interest income                                                                                                108,079
Interest expense                                                                                                (7,205)
                                                                                                     -----------------
     Net interest income                                                                                       100,874
                                                                                                     -----------------
Income before income taxes                                                                                   1,043,413

Income tax expense (note 4)                                                                                     24,000
                                                                                                     -----------------
Net income                                                                                                   1,019,413

Retained earnings at beginning of year                                                                       3,233,491
                                                                                                     -----------------
Retained earnings at end of year                                                                    $        4,252,904
                                                                                                     -----------------
                                                                                                     -----------------

See accompanying notes to combined financial statements.

         THE PROFESSIONALS - COMPUTER MANAGEMENT & CONSULTING, INC. AND
                             KRYSTAL SOLUTIONS, INC.

                        Combined Statement of Cash Flows

                          Year ended December 31, 1998

Cash flows from operating activities:
     Net income                                                                                           $  1,019,413
     Adjustments to reconcile net income to net cash
         used in operating activities:
            Depreciation                                                                                        11,978
            Deferred income taxes                                                                               22,000
            Changes in operating assets and liabilities increasing (decreasing) cash used in operating activities:
                Accounts receivable                                                                         (1,779,074)
                Prepaid expenses and other current assets                                                      (18,060)
                Other assets                                                                                     1,254
                Accounts payable                                                                               256,678
                Accrued expenses                                                                               196,498
                                                                                                           -----------
                    Total adjustments                                                                       (1,308,726)
                                                                                                           -----------
                    Net cash used in operating activities                                                     (289,313)
                                                                                                           -----------
Cash flows from investing activity -
     Acquisition of property and equipment                                                                      (1,475)
                                                                                                           -----------
Cash flows from financing activities:
     Net borrowings on line of credit                                                                          236,055
     Repayments of notes payable to stockholder                                                               (171,000)
     Advances on notes payable to stockholder                                                                  405,000
                                                                                                           -----------
                    Net cash provided by financing activities                                                  470,055
                                                                                                           -----------
Net increase in cash and cash equivalents                                                                      179,267

Cash and cash equivalents at beginning of year                                                                  99,020
                                                                                                           -----------
Cash and cash equivalents at end of year                                                                  $    278,287
                                                                                                           -----------
                                                                                                           -----------

See accompanying notes to combined financial statements.

                    THE PROFESSIONALS - COMPUTER MANAGEMENT &
                  CONSULTING, INC. AND KRYSTAL SOLUTIONS, INC.

                     Notes to Combined Financial Statements

                                December 31, 1998



(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The accompanying combined financial statements include the accounts of The Professionals - Computer Management & Consulting, Inc. ("Professionals") and Krystal Solutions, Inc. ("Krystal"), (collectively referred to as the "Company"), two information technology ("IT") consulting services companies operated under common ownership for the purpose of providing IT consultants on a contract basis to organizations with complex IT operations. On December 31, 1998, the Company had offices in the Irvine and San Bruno, California areas.

       All intercompany balances and transactions have been eliminated.

       (A)    REVENUE RECOGNITION

              The Company derives substantially all of its revenue from consulting services and all services provided by the Company are billed on a time and materials basis. Revenue is recognized as services are performed.

       (B)    CONCENTRATION OF CREDIT RISK

              The Company provides its services to customers throughout Southern California.

       (C)    CASH AND CASH EQUIVALENTS

              Cash equivalents at December 31, 1998 of approximately $149,000 consisted of money market investments. For purposes of the combined statement of cash flows, the Company considers highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

       (D)    FINANCIAL INSTRUMENTS

              The carrying amounts of the Company's financial instruments, primarily accounts receivable, accounts payable, accrued expenses, line of credit and due to stockholders, approximate fair value due to the short maturity of these instruments.

       (E)    PROPERTY AND EQUIPMENT

              Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line method over their estimated useful lives.

                                                                    (Continued)

                         THE PROFESSIONALS-COMPUTER MANAGEMENT &
                       CONSULTING, INC. AND KRYSTAL SOLUTIONS, INC.

                        Notes to Combined Financial Statements

                                 December 31, 1998



       (F)    INCOME TAXES

              The Company, with the consent of its stockholders, is taxed under the provisions of Subchapter S of the Internal Revenue Code of 1986, which provides that, in lieu of corporate income taxes, the stockholders of the corporation are taxed on their proportionate share of the Company's income. The Company elected this tax status in 1996, and based on provisions of the Internal Revenue Code, is subject to built-in gains tax for a period of ten years following the change to an S corporation. Deferred income tax liability consists primarily of this built-in gains tax.

       (G)    USE OF ESTIMATES

              Management of the Company has made a number of estimates and assumptions relating to the reporting of revenue and expense, assets and liabilities and the disclosure of contingent assets and liabilities to prepare these combined financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(2)    PROPERTY AND EQUIPMENT

       Property and equipment consist of the following at December 31, 1998:

                                                                                USEFUL
                                                                                LIVES
                                                                               IN YEARS               1998
                                                                           -----------------    -----------------


        Computer equipment                                                        5           $           73,382
        Furniture and fixtures                                                    7                      139,663
                                                                                                -----------------

                                                                                                         213,045
        Less accumulated depreciation                                                                   (189,486)
                                                                                                -----------------

                                                                                              $           23,559
                                                                                                -----------------
                                                                                                -----------------



(3)    LINE OF CREDIT

       The Company has a $1,000,000 line of credit with a financial institution bearing interest at the institution's prime rate plus 1% (8.75% at December 31, 1998). The line of credit is guaranteed by trusts controlled by the Company's presidents and expires on February 15, 1999. Outstanding borrowings totaled $645,000 at December 31, 1998. On February 1, 1999, the Company repaid all amounts outstanding under this line of credit and terminated the agreement.


                                                                   (Continued)

                         THE PROFESSIONALS-COMPUTER MANAGEMENT &
                       CONSULTING, INC. AND KRYSTAL SOLUTIONS, INC.

                         Notes to Combined Financial Statements

                                 December 31, 1998

(4)    INCOME TAXES

       Income tax expense for the year ended December 31, 1998 consists of the following:

                                                  CURRENT              DEFERRED              TOTAL
                                              -----------------    -----------------    -----------------
          State                              $            2,000   $           22,000    $          24,000
                                              -----------------    -----------------     ----------------
                                              -----------------    -----------------     ----------------


       Deferred income taxes at December 31, 1998 consists of the following:


                                                            FEDERAL               STATE               TOTAL
                                                        -----------------   ------------------   -----------------
       Deferred built-in gains tax                 $          1,101,000              279,000           1,380,000
       Deferred franchise tax                                        --               50,600              50,600
                                                       -----------------   ------------------   -----------------

                                                   $          1,101,000  $           329,600 $         1,430,600
                                                       -----------------   ------------------   -----------------
                                                       -----------------   ------------------   -----------------


(5)    RELATED PARTY TRANSACTIONS

       At December 31, 1998, the Company has unsecured notes payable to its stockholders of $405,000. Interest is accrued on these notes at an annual interest rate of 5%. The notes were repaid in full in January 1999.

       At December 31, 1998, the Company has $18,412 due from family members of the Company's stockholders. Interest is accrued on these notes at an annual interest rate of 5%. The notes mature in 1999.

(6)    LEASES

       The Company is obligated under noncancelable operating leases for office space. The future minimum rental payments required under these operating leases are as follows:

       Year ended December 31,
       ------------------------
       1999                                                                                   $           63,648
       2000                                                                                               15,992
                                                                                                -----------------

                                                                                              $           79,640
                                                                                                -----------------
                                                                                                -----------------


       Rent expense for the year ended December 31, 1998 was $63,488 and is included in selling, general and administrative expenses in the accompanying combined statement of income.

                                                                   (Continued)

                         THE PROFESSIONALS-COMPUTER MANAGEMENT &
                       CONSULTING, INC. AND KRYSTAL SOLUTIONS, INC.

                        Notes to Combined Financial Statements

                                 December 31, 1998

(7)    SIGNIFICANT CUSTOMERS

       Approximately 39% of the Company's sales for the year ended December 31, 1998 were to three unrelated customers. Amounts due from these customers comprised approximately 41% of the December 31, 1998 accounts receivable balance included in the accompanying combined balance sheet.

(8)    SUBSEQUENT EVENT

       Effective February 1, 1999, certain assets and liabilities of the Company were sold to Metro Information Services of Orange County, Inc., a wholly owned subsidiary of Metro Information Services, Inc.

                METRO INFORMATION SERVICES, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated balance sheet and statement of income (collectively "the pro forma financial statements") have been prepared as if the acquisition of The Professionals - Computer Management & Consulting, Inc. and Krystal Solutions, Inc. (collectively referred to as "Professionals and Krystal") by Metro Information Services, Inc. occurred as of December 31, 1998 for purposes of the pro forma balance sheet and as of January 1, 1998 for purposes of the pro forma statement of income. The pro forma financial statements do not purport to represent the financial position or results of operations of Metro Information Services, Inc. and subsidiaries (Metro) as if such transactions had occurred on such dates or to project Metro's financial position or results of operations as of any future date or for any future period. The pro forma financial statements contain adjustments to the historical financial statements of Metro and Professionals and Krystal which are based on available information and certain assumptions that Metro believes are reasonable in the circumstances.

The acquisition of Professionals and Krystal is accounted for under the purchase method of accounting. The allocation of purchase price is based upon the estimated fair value of assets acquired and liabilities assumed in accordance with Accounting Principles Board Opinion No. 16. The purchase price allocation reflected in the accompanying pro forma financial statements may be different from the final allocation of the purchase price and such differences may be material.

The pro forma financial statements and accompanying notes should be read in conjunction with the historical financial statements and the notes thereto of Metro, and the historical financial statements and the notes thereto of Professionals and Krystal included elsewhere in this document.

                METRO INFORMATION SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1998


                                                                                                  Acquisitions
                                                                          ----------------------------------------------------------
                                                                            Professionals                             Professionals
                                                           Metro             and Krystal           Pro Forma           and Krystal
                                                        Historical           Historical           Adjustments           Pro Forma
                                                     ------------------   ------------------    -----------------    ---------------
                                                            (1)                  (1)                  (2)
                     ASSETS
Current assets:
  Cash and cash equivalents                        $        18,495,580              278,287           (9,854,587)        (9,576,300)
  Accounts receivable, net                                  35,994,170            7,140,133                    -          7,140,133
  Prepaid expenses                                             457,578               31,041              (18,500)            12,541
  Deferred income taxes                                        851,653                    -                    -                  -
                                                     ------------------   ------------------    -----------------    ---------------

    Total current assets                                    55,798,981            7,449,461           (9,873,087)        (2,423,626)

Property and equipment, net                                  9,655,638               23,559                    -             23,559
Goodwill, net                                               15,410,128                    -           15,582,633         15,582,633
Other assets                                                   134,951                8,954               50,000             58,954
                                                     ------------------   ------------------    -----------------    ---------------

                                                   $        80,999,698            7,481,974            5,759,546         13,241,520
                                                     ------------------   ------------------    -----------------    ---------------
                                                     ------------------   ------------------    -----------------    ---------------

      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Notes payable to bank                            $                 -              645,000           11,355,000         12,000,000
  Accounts payable                                           8,119,928              382,965                    -            382,965
  Accrued compensation and benefits                         10,902,482              358,555                    -            358,555
  Notes payable to shareholders                                      -              405,000               95,000            500,000
                                                     ------------------   ------------------    -----------------    ---------------

     Total current liabilities                              19,022,410            1,791,520           11,450,000         13,241,520
                                                     ------------------   ------------------    -----------------    ---------------

Deferred income taxes                                          732,195            1,430,600           (1,430,600)                 -
                                                     ------------------   ------------------    -----------------    ---------------

    Total liabilities                                       19,754,605            3,222,120           10,019,400         13,241,520
                                                     ------------------   ------------------    -----------------    ---------------

Stockholders' equity:
  Common stock                                                 148,842                6,950               (6,950)                 -
  Paid-in capital                                           37,585,480                    -                    -                  -
  Retained earnings                                         23,510,771            4,252,904           (4,252,904)                 -
                                                     ------------------   ------------------    -----------------    ---------------

    Total stockholders' equity                              61,245,093            4,259,854           (4,259,854)                 -
                                                     ------------------   ------------------    -----------------    ---------------

                                                   $        80,999,698            7,481,974            5,759,546         13,241,520
                                                     ------------------   ------------------    -----------------    ---------------
                                                     ------------------   ------------------    -----------------    ---------------




                                          Metro
                                        Pro Forma
                                     -----------------
Current assets:
  Cash and cash equivalents                 8,919,280
  Accounts receivable, net                 43,134,303
  Prepaid expenses                            470,119
  Deferred income taxes                       851,653
                                     -----------------

    Total current assets                   53,375,355

  Property and equipment, net               9,679,197
  Goodwill, net                            30,992,761
  Other assets                                193,905
                                     -----------------

                                           94,241,218
                                     -----------------
                                     -----------------

      LIABILITIES AND SHAREHOLDERS'

Current liabilities:
  Notes payable to bank                    12,000,000
  Accounts payable                          8,502,893
  Accrued compensation and benefits        11,261,037
  Notes payable to shareholders               500,000
                                     -----------------

    Total current liabilities              32,263,930
                                     -----------------

Deferred income taxes                         732,195
                                     -----------------

    Total liabilities                      32,996,125
                                     -----------------

Stockholders' equity:
  Common stock                                148,842
  Paid-in capital                          37,585,480
  Retained earnings                        23,510,771
                                     -----------------

    Total stockholders' equity             61,245,093
                                     -----------------

                                           94,241,218
                                     -----------------
                                     -----------------

                METRO INFORMATION SERVICES, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET


(1)   HISTORICAL FINANCIAL STATEMENTS

      The amounts presented under the heading "Metro Historical" are taken from the Metro Information Services, Inc. and subsidiaries (herein referred to as "Metro") historical consolidated balance sheet as of December 31, 1998.

      The amounts presented under the heading "Professionals and Krystal Historical" are taken from The Professionals - Computer Management & Consulting, Inc. and Krystal Solutions, Inc. (collectively referred to herein as "Professionals and Krystal") historical combined balance sheet as of December 31, 1998, included herein.


(2)   PRO FORMA ADJUSTMENTS

      On February 1, 1999, Metro acquired certain assets and assumed certain liabilities of Professionals and Krystal for a purchase price of approximately $17,933,000, subject to certain purchase price adjustments. The purchase agreement also provides for an additional purchase price payment if Professionals and Krystal achieve certain pre-determined financial results during 1999. The unaudited pro forma balance sheet has been prepared as if the transaction occurred on December 31, 1998.

      The following pro forma adjustments to Metro's historical balance sheet give effect to the acquisition of Professionals and Krystal including adjustments for assets and liabilities excluded from the transaction.


      (A)  PROFESSIONALS AND KRYSTAL PURCHASE ACCOUNTING
           Metro acquired certain assets and assumed certain liabilities for $22,076,300, including $156,551 in estimated direct costs of the acquisition. The acquisition will be accounted for as a purchase. As a result, the assets and liabilities will be adjusted to their fair values, with the excess purchase price over the fair value assigned to goodwill. The following summarizes the preliminary allocation of the purchase price based on December 31, 1998 asset and liability balances.


                Assets purchased:
                    Accounts receivable                                                 $   7,140,133
                    Prepaid expenses                                                           12,541
                    Property and equipment                                                     23,559
                    Goodwill                                                               15,582,633
                    Other assets                                                               58,954
                                                                                          -----------

                         Total assets purchased                                         $  22,817,820
                                                                                          -----------

                METRO INFORMATION SERVICES, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET


(2)      PRO FORMA ADJUSTMENTS, CONTINUED

                Liabilities assumed:
                    Accounts payable                                                    $     382,965
                    Accrued compensation and benefits                                         358,555
                                                                                          -----------

                         Total liabilities assumed                                            741,520
                                                                                          -----------
                         Purchase price                                                 $  22,076,300
                                                                                          -----------
                                                                                          -----------

      Due to a change in net assets from December 31, 1998 to February 1, 1999, the actual purchase price paid for Professionals and Krystal of approximately $17,933,000 was significantly less than the pro forma amount above.

      (B)  FINANCING OF THE ACQUISITION
           Metro financed the acquisition with approximately $9,576,300 in available cash; $12,000,000 in borrowings under its existing credit facilities; and, $500,000 in short-term borrowings payable to the selling shareholders when it acquired Professionals and Krystal on February 1, 1999.

                METRO INFORMATION SERVICES, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Year ended December 31, 1998


                                                                                            Acquisitions
                                                                     ------------------------------------------------------------
                                                                       Professionals                             Professionals
                                                     Metro              and Krystal           Pro Forma           and Krystal
                                                  Historical            Historical           Adjustments           Pro Forma
                                               ------------------    ------------------   ------------------    -----------------
                                                      (1)                   (1)                  (2)
Revenue                                      $       213,891,637            21,856,402                    -           21,856,402

Cost of revenue                                      148,321,681            16,842,269                    -           16,842,269
                                               ------------------    ------------------   ------------------    -----------------

Gross profit                                          65,569,956             5,014,133                    -            5,014,133
                                               ------------------    ------------------   ------------------    -----------------

Selling, general and administrative expenses          40,349,100             4,059,616           (1,829,000)           2,230,616
Depreciation and amortization                          1,850,529                11,978              519,400              531,378
                                               ------------------    ------------------   ------------------    -----------------

  Total operating expenses                            42,199,629             4,071,594           (1,309,600)           2,761,994
                                               ------------------    ------------------   ------------------    -----------------

Operating income                                      23,370,327               942,539            1,309,600            2,252,139
                                               ------------------    ------------------   ------------------    -----------------

Interest income                                          837,557               108,079             (108,079)                   -
Interest expense                                         (56,991)               (7,205)            (712,500)            (719,705)
                                               ------------------    ------------------   ------------------    -----------------

  Net interest income                                    780,566               100,874             (820,579)            (719,705)
                                               ------------------    ------------------   ------------------    -----------------

Income before income taxes                            24,150,893             1,043,413              489,021            1,532,434

Income taxes                                           9,533,849                24,000              602,000              626,000
                                               ------------------    ------------------   ------------------    -----------------

Net income                                   $        14,617,044             1,019,413             (112,979)             906,434
                                               ------------------    ------------------   ------------------    -----------------
                                               ------------------    ------------------   ------------------    -----------------



                                             Metro
                                           Pro Forma
                                        -----------------
Revenue                                      235,748,039

Cost of revenue                              165,163,950
                                        -----------------

Gross profit                                  70,584,089
                                        -----------------

Selling, general and administrative exp       42,579,716
Depreciation and amortization                  2,381,907
                                        -----------------

  Total operating expenses                    44,961,623
                                        -----------------

Operating income                              25,622,466
                                        -----------------

Interest income                                  837,557
Interest expense                                (776,696)
                                        -----------------

  Net interest income                             60,861
                                        -----------------

Income before income taxes                    25,683,327

Income taxes                                  10,159,849
                                        -----------------

Net income                                    15,523,478
                                        -----------------
                                        -----------------

                METRO INFORMATION SERVICES, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME


(1)   HISTORICAL FINANCIAL STATEMENTS

      The amounts presented under the heading "Metro Historical" are taken from the Metro Information Services, Inc. and subsidiaries (herein referred to as "Metro") historical consolidated statement of income for the year ended December 31, 1998.

      The amounts presented under the heading "Professionals and Krystal Historical" are taken from The Professionals - Computer Management & Consulting, Inc. and Krystal Solutions, Inc. (collectively referred to herein as "Professionals and Krystal") historical combined statement of income for the year ended December 31, 1998, included herein.

(2)   PRO FORMA ADJUSTMENTS

      The pro forma adjustments described below estimate the effects of the acquisition of Professionals and Krystal as if such transaction had occurred on January 1, 1998.

      (a) Depreciation and amortization has been estimated based on the fair value of acquired property and equipment, noncompete agreement and goodwill. Goodwill is amortized on a straight-line basis over 30 years.

      (b) Adjustment to selling, general and administrative expenses reflects the reduction in selling shareholder salaries to amounts contained in their employment contracts signed in conjunction with this acquisition.

      (c) Adjustment to interest income reflects the expected reduction in interest income since cash and cash equivalents were not purchased by Metro.

      (d) Interest expense reflects estimated annual interest on the $12,000,000 borrowings under Metro's line of credit and $500,000 on amounts payable to selling shareholders.

      (e) Adjustment to income taxes reflects the estimated tax expense as if the Professionals and Krystal were a C Corp. for the entire year ended December 31, 1998 at an assumed tax rate of 40.8%.